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                         THE SELECT SECTOR SPDR(R) TRUST

                        Supplement Dated October 30, 2009
                                     to the
                        Prospectus dated January 31, 2009

The first paragraph after the title "PURCHASE AND REDEMPTION OF CREATION UNITS" on page 32 of the prospectus is hereby deleted and replaced with the following:

     Each Select Sector SPDR Fund issues Shares and redeems Shares only in Creation Units (50,000 Shares per Creation Unit) at net asset value next determined after receipt of an order on a continuous basis every day except weekends and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each Select Sector SPDR Fund is determined once each business day, normally as of the Closing Time.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SELSUPP1

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                         THE SELECT SECTOR SPDR(R) TRUST

                        Supplement Dated October 30, 2009
                                     to the
       Statement of Additional Information ("SAI") Dated January 31, 2009

The third paragraph after the title "GENERAL DESCRIPTION OF THE TRUST" on page 2 of the SAI is hereby deleted and replaced with the following:

     Each Select Sector SPDR Fund offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a "Creation Unit"). Each Select Sector SPDR Fund offers and issues Creation Units generally in exchange for a basket of equity securities included in its Select Sector Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). The Shares are listed on the Exchange and trade at market prices. These prices may differ from the net asset values of the Shares. Shares are also redeemable only in Creation Unit aggregations (except upon termination of a Select Sector SPDR Fund), and generally in exchange for portfolio securities and a specified cash payment ("Cash Redemption Amount"). A Creation Unit of each Select Sector SPDR Fund consists of 50,000 Shares as set forth in the Prospectus.

The first paragraph after the title "PURCHASE AND REDEMPTION OF CREATION UNITS" on page 31 of the SAI is hereby deleted and replaced with the following:

     PURCHASE (CREATION). The Trust issues and sells Shares of each Select Sector SPDR Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement"). A "Business Day" with respect to each Select Sector SPDR Fund is, generally, any day on which the NYSE is open for business.

The last paragraph under the title "DIVIDEND AND DISTRIBUTIONS" on page 35 is hereby deleted and replaced with the following:

     DIVIDEND REINVESTMENT SERVICE. Broker-dealers, at their own discretion, may also offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

The second paragraph on page 38 under the title "TAXES" is hereby deleted and replaced with the following:

     Distributions in cash that are reinvested in additional Shares of a Select Sector SPDR Fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SELSAISUPP1